                                                                  Exhibit 99.1


                         CONSOLIDATED BALANCE SHEETS
                   Yellow Roadway Corporation and Subsidiaries
                             (Amounts in thousands)
                                   (Unaudited)

                                                                     December 31,                December 31,
                                                                             2003                        2002
                                                                  ----------------           -----------------
ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                        $    75,166                 $    28,714
     Accounts receivable, net                                             699,142                     327,913
     Prepaid expenses and other                                           110,128                      68,726
                                                                  ----------------           -----------------
           Total current assets                                           884,436                     425,353
                                                                  ----------------           -----------------

PROPERTY AND EQUIPMENT
     Cost                                                               2,538,614                   1,679,096
     Less - accumulated depreciation                                    1,135,346                   1,114,120
                                                                  ----------------           -----------------
           Net property and equipment                                   1,403,268                     564,976
                                                                  ----------------           -----------------

Goodwill                                                                  617,313                      20,491
Intangibles and other assets                                              558,212                      32,165
                                                                  ----------------           -----------------
           Total assets                                               $ 3,463,229                 $ 1,042,985
                                                                  ================           =================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                 $   260,175                 $   114,989
     Wages, vacations, and employees' benefits                            351,287                     159,998
     Other current and accrued liabilities                                178,478                     101,111
     Asset backed securitization (ABS) borrowings                          71,500                      50,000
     Current maturities of long-term debt                                       7                      24,261
                                                                  ----------------           -----------------
           Total current liabilities                                      861,447                     450,359
                                                                  ----------------           -----------------

OTHER LIABILITIES:
     Long-term debt, less current portion                                 837,832                      50,024
     Deferred income taxes, net                                           298,256                      25,657
     Claims and other liabilities                                         463,609                     156,987
                                                                  ----------------           -----------------
           Total other liabilities                                      1,599,697                     232,668
                                                                  ----------------           -----------------

SHAREHOLDERS' EQUITY:
     Common stock, $1 par value per share                                  50,146                      31,825
     Capital surplus                                                      653,740                      80,610
     Retained earnings                                                    366,156                     325,474
     Accumulated other comprehensive loss                                 (23,167)                    (35,596)
     Unamortized restricted stock awards                                     (567)                     (1,053)
     Treasury stock, at cost (2,359 and 2,244 shares)                     (44,223)                    (41,302)
                                                                  ----------------           -----------------
           Total shareholders' equity                                   1,002,085                     359,958
                                                                  ----------------           -----------------
           Total liabilities and shareholders' equity                 $ 3,463,229                 $ 1,042,985
                                                                  ================           =================

Note: On December 11, 2003, Yellow completed the acquisition of Roadway Corporation, accounting for the transaction as a purchase under generally accepted accounting principles. As a result, our Statements of Consolidated Operations and Statements of Consolidated Cash Flows include Roadway results only for the period December 12 through 31, 2003. Our Consolidated Balance Sheet as of December 31, 2003 includes Roadway balances after valuing the tangible and intangible assets and liabilities at their fair value. The allocation of the purchase price is preliminary and subject to adjustment, however, we do not expect material changes.

                      STATEMENTS OF CONSOLIDATED OPERATIONS
                   Yellow Roadway Corporation and Subsidiaries
            For the Three Months and Twelve Months Ended December 31
                  (Amounts in thousands except per share data)
                                   (Unaudited)

                                                                        Three Months                         Twelve Months
                                                            ---------------------------------    -----------------------------------
                                                                      2003              2002                2003               2002
                                                            ---------------    --------------    ----------------    ---------------
OPERATING REVENUE                                                $ 903,365         $ 716,812         $ 3,068,616        $ 2,624,148
                                                            ---------------    --------------    ----------------    ---------------

OPERATING EXPENSES:
      Salaries, wages and employees' benefits                      584,379           452,702           1,970,440          1,717,382
      Operating expenses and supplies                              129,484           113,893             449,825            385,522
      Operating taxes and licenses                                  24,038            19,787              83,548             75,737
      Claims and insurance                                          27,698            12,094              67,670             57,197
      Depreciation and amortization                                 25,192            20,406              87,398             79,334
      Purchased transportation                                     104,205            72,401             318,176            253,677
      Losses (gains) on property disposals, net                       (589)             (832)               (167)               425
      Acquisition, spin-off and reorganization charges               2,260             1,846               3,124              8,010
                                                            ---------------    --------------    ----------------    ---------------
          Total operating expenses                                 896,667           692,297           2,980,014          2,577,284
                                                            ---------------    --------------    ----------------    ---------------
OPERATING INCOME                                                     6,698            24,515              88,602             46,864
                                                            ---------------    --------------    ----------------    ---------------

NONOPERATING (INCOME) EXPENSES:
      Interest expense                                               8,810             2,158              20,606              7,211
      ABS facility charges                                               -               351                   -              2,576
      Other                                                           (796)             (253)              1,182               (509)
                                                            ---------------    --------------    ----------------    ---------------
          Nonoperating expenses, net                                 8,014             2,256              21,788              9,278
                                                            ---------------    --------------    ----------------    ---------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                                           (1,316)           22,259              66,814             37,586
INCOME TAX PROVISION (BENEFIT)                                        (644)            8,064              26,131             13,613
                                                            ---------------    --------------    ----------------    ---------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                              (672)           14,195              40,683             23,973
Loss from discontinued operations, net                                   -                 -                   -           (117,875)
                                                            ---------------    --------------    ----------------    ---------------
NET INCOME (LOSS)                                                $    (672)        $  14,195         $    40,683        $   (93,902)
                                                            ===============    ==============    ================    ===============
AVERAGE SHARES OUTSTANDING-BASIC                                    32,721            29,426              30,370             28,004

AVERAGE SHARES OUTSTANDING-DILUTED                                  33,098            29,815              30,655             28,371

BASIC EARNINGS (LOSS) PER SHARE:
      Income (loss) from continuing operations                   $   (0.02)        $    0.48         $      1.34        $      0.86
      Loss from discontinued operations                                  -                 -                   -              (4.21)
                                                            ---------------    --------------    ----------------    ---------------
      Net income (loss)                                          $   (0.02)        $    0.48         $      1.34        $     (3.35)
                                                            ---------------    --------------    ----------------    ---------------
DILUTED EARNINGS (LOSS) PER SHARE:
      Income (loss) from continuing operations                   $   (0.02)        $    0.48         $      1.33        $      0.84
      Loss from discontinued operations                                  -                 -                   -              (4.15)
                                                            ---------------    --------------    ----------------    ---------------
      Net income (loss)                                          $   (0.02)        $    0.48         $      1.33        $     (3.31)
                                                            ---------------    --------------    ----------------    ---------------

                      STATEMENTS OF CONSOLIDATED CASH FLOWS
                   Yellow Roadway Corporation and Subsidiaries
                     For the Twelve Months Ended December 31
                             (Amounts in thousands)
                                   (Unaudited)

                                                                                           2003                     2002
                                                                                ----------------          ---------------
OPERATING ACTIVITIES:
      Net income (loss)                                                                $ 40,683                $ (93,902)
      Noncash items included in net income (loss):
          Depreciation and amortization                                                  87,398                   79,334
          Loss from discontinued operations                                                   -                  117,875
          Deferred income tax provision, net                                             25,767                    1,449
          Losses (gains) on property disposals, net                                        (167)                     425
      Changes in assets and liabilities, net:
          Accounts receivable                                                            (7,430)                 (49,633)
          Accounts receivable securitizations                                                 -                  (91,500)
          Accounts payable                                                               21,294                    5,928
          Other working capital items                                                   (40,053)                  38,468
          Claims and other                                                               23,189                   14,386
          Other                                                                           5,055                    2,978
      Net change in operating activities of discontinued operations                           -                   17,250
                                                                                ----------------          ---------------
          Net cash from operating activities                                            155,736                   43,058
                                                                                ----------------          ---------------

INVESTING ACTIVITIES:
      Acquisition of property and equipment                                            (103,327)                 (86,337)
      Proceeds from disposal of property and equipment                                    4,193                    3,507
      Acquisition of companies                                                         (513,338)                 (18,042)
      Net capital expenditures of discontinued operations                                     -                  (24,372)
                                                                                ----------------          ---------------
          Net cash used in investing activities                                        (612,472)                (125,244)
                                                                                ----------------          ---------------

FINANCING ACTIVITIES:
      Unsecured bank credit lines, net                                                        -                  (85,000)
      Senior secured credit facility                                                    175,000                        -
      ABS borrowings, net                                                                21,500                        -
      Issuance of long-term debt                                                        400,000                        -
      Debt issuance costs                                                               (34,734)                       -
      Repayment of long-term debt                                                       (60,342)                 (44,600)
      Proceeds from issuance of common stock                                                  -                   93,792
      Dividend from subsidiary upon spin-off                                                  -                  113,790
      Treasury stock purchases                                                           (2,921)                       -
      Proceeds from exercise of stock options                                             4,685                   13,704
                                                                                ----------------          ---------------
          Net cash provided by financing activities                                     503,188                   91,686
                                                                                ----------------          ---------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                                46,452                    9,500
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                           28,714                   19,214
                                                                                ----------------          ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                               $ 75,166                 $ 28,714
                                                                                ================          ===============